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                                                                    EXHIBIT 99.1



[TECHTEAM LOGO]                                               NEWS RELEASE


                                                             NASDAQ/NM -- "TEAM"



FOR IMMEDIATE RELEASE, Wednesday, December 31, 2003

TECHTEAM GLOBAL ANNOUNCES ACQUISITION OF DIGITAL SUPPORT CORPORATION

ACQUISITION WILL GREATLY EXPAND TECHTEAM'S DATA SYSTEMS INTEGRATION BUSINESS SEGMENT AND EXTEND THE COMPANY'S NORTH AMERICAN PRESENCE


SOUTHFIELD, MICHIGAN, December 31, 2003...TECHTEAM GLOBAL, INC., (Nasdaq: TEAM), a global provider of information technology and business process outsourcing support services, today announced that it has purchased all of the outstanding stock of DIGITAL SUPPORT CORPORATION ("DSC"), effective as of today. DSC is a diversified information technology services and solutions company headquartered in Chantilly, Virginia, providing help desk, network infrastructure, information assurance, enterprise application, healthcare technology, systems integration, and hardware services and solutions to various governmental and commercial customers. DSC has enjoyed long and substantial customer-supplier relationships with several branches of the United States government, most significantly the Department of Defense. DSC posted total revenues of $18.8 million and net income of $522,000 for its fiscal year ended September 30, 2003. With over 200 employees, the company conducts business in all 50 of the United States and maintains offices in Virginia, Maryland, and Rhode Island.

The terms of the transaction included a purchase price of $6.3 million, with an additional sum of up to $2.5 million that may be paid by TechTeam during the two years immediately following the acquisition upon DSC's attainment of specified operating income objectives and the satisfaction of various other conditions. Complete terms of the transaction, including a copy of the Stock Purchase Agreement, will be contained in a Form 8-K filing to be made by TechTeam with the United States Securities and Exchange Commission. TechTeam anticipates this acquisition will be accretive to its 2004 earnings, generating after-tax income of between of $.07 and $.10 per fully-diluted share for the fiscal year ending December 31, 2004. The acquisition is also expected to significantly increase TechTeam's revenues for 2004. However, the Company provides no assurances regarding the acquisition's potential impact on the Company's results of operations.

                                    - More -



27335 West 11 Mile Road, Southfield, Michigan 48034 - Telephone (248) 357-2866 - Fax (248) 357-2570 - www.techteam.com


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[TECHTEAM LOGO]                                               NEWS RELEASE




Commenting on this announcement, William F. Coyro, Jr., TechTeam's President and Chief Executive Officer, stated, "We are very excited about this acquisition and the immediate and significant expansion it will provide to our presence in the rapidly growing data systems integration and IT solutions provisioning business. Digital Support Corporation is a recognized leader in its market, has a reputation for providing outstanding customer service, and has a highly skilled and client-focused work force. We are delighted to have DSC join the TechTeam Global family of companies. Digital Support Corporation will provide TechTeam with an important and immediate entree to the federal and local government services markets. The rapid expansion of TechTeam's current systems integration business segment, which will occur as a result of this acquisition, will complement our established call center, help desk, training, and computer desk-side support service lines. The addition of DSC to TechTeam will be immediately accretive to TechTeam's earnings in 2004 and help us continue to expand our market share and revenue growth from our core business groups."

Also commenting on this announcement, Peter S. Brigham, President and Chief Executive Officer of Digital Support Corporation, stated "We are equally delighted to be joining forces with a company of TechTeam Global's reputation and stature. We believe that the transaction with TechTeam will allow us to be more successful than we could have otherwise been as an independent company. TechTeam's extensive experience in delivering integrated help desk and call center solutions, superior overall customer value proposition and outstanding technical tools, combined with their financial strength will allow us to grow much faster together than we could have by ourselves. We are very excited about this transaction and look forward to becoming part of the TechTeam Global organization."

David Han and Satish Lulla, the two original founders of DSC, further stated that "The combination of the companies will enhance DSC's service solutions provisioning capabilities to our customers and continue our corporate philosophy of `consider it done' as we transition the company into the TechTeam family."

The Chesapeake Group served as advisors to TechTeam Global in this transaction.

TECHTEAM GLOBAL, INC. is a global provider of information technology and business process outsourcing support services. The Company's ability to integrate computer services into a flexible, total single point of contact solution is a key element of its success. Partnerships with some of the world's "best-in-class" corporations provide TechTeam with unparalleled experience and expertise in providing the following IT support solutions: help desk/call center services, technical staffing, professional services/systems integration, and training programs. For information about TechTeam Global, Inc. and its outstanding services, call 1-800-522-4451.





                                    - More -



27335 West 11 Mile Road, Southfield, Michigan 48034 - Telephone (248) 357-2866 - Fax (248) 357-2570 - www.techteam.com


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[TECHTEAM LOGO]                                               NEWS RELEASE



DIGITAL SUPPORT CORPORATION is a diversified information technology services and solutions company headquartered in Chantilly, Virginia. DSC, founded in 1984, is an established provider of help desk, network infrastructure, information assurance, enterprise application, healthcare technology, systems integration, and hardware services and solutions to various governmental and commercial customers.

SAFE HARBOR STATEMENT
The statements contained in this press release that are not purely historical, including statements regarding the Company's expectations, hopes, beliefs, intentions, or strategies regarding the future, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding, among other things, the potential impact of this acquisition on the Company's revenue and earnings performance going forward. Forward-looking statements may be identified by words including, but not limited to, "anticipates," "believes," "intends," "estimates," "promises," "expects," "should," "conditioned upon," and similar expressions. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors. There are significant risks associated with the Company's ability to successfully integrate this acquisition on a timely basis. Further, there can be no assurance that it will have the impact on the Company's financial condition and results of operations contemplated in this release. The factors that could affect the anticipated impact include but are not limited to the inability to retain government business or key employees of the acquired company. The forward-looking statements included in this press release are based on information available to the Company on the date hereof, and the Company assumes no obligation to update any such forward-looking statement. Prospective investors should also consult the risks described from time to time in the Company's Reports on Forms 8-K, 10-Q, and 10-K filed with the United States Securities and Exchange Commission.



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CONTACTS:

TECHTEAM GLOBAL, INC.                           TECHTEAM GLOBAL, INC.
William F. Coyro, Jr.                           David W. Morgan
President and Chief Executive Officer           Vice President, Treasurer, and
(248) 357-2866                                  Chief Financial Officer
wcoyro@techteam.com                             (248) 357-2866
                                                dmorgan@techteam.com







27335 West 11 Mile Road, Southfield, Michigan 48034 - Telephone (248) 357-2866 - Fax (248) 357-2570 - www.techteam.com